Retirement benefit obligations	12 Months Ended
Dec. 31, 2022
Retirement benefit obligations
Retirement benefit obligations

19. Retirement benefit obligations

Apart from the social security plans fixed by the law, the Group sponsors an independent pension plan. The Group has contracted with Swiss Life for the provision of occupational benefits. All benefits in accordance with the regulations are reinsured in their entirety with Swiss Life within the framework of the corresponding contract. This pension solution fully reinsures the risks of disability, death and longevity with Swiss Life. Swiss Life invests the vested pension capital and provides a 100% capital and interest guarantee. The pension plan is entitled to an annual bonus from Swiss Life comprising the effective savings, risk and cost results. Although, as is the case with many Swiss pension plans, the amount of ultimate pension benefit is not defined, certain legal obligations of the plan create constructive obligations on the employer to pay further contributions to fund an eventual deficit; this results in the plan nevertheless being accounted for as a defined benefit plan. All employees are covered by this plan, which is a defined benefit plan. Retirement benefits are based on contributions, computed as a percentage of salary, adjusted for the age of the employee and shared approximately 46% / 54% by employee and employer. In addition to retirement benefits, the plans provide death and long-term disability benefits to its employees. Liabilities and assets are revised every year by an independent actuary. Assets are held in the insurance company. In accordance with IAS 19 (revised), plan assets have been estimated at fair market values and liabilities have been calculated according to the “projected unit credit” method. The Group recorded a pension benefit charge in 2022 of CHF 279,920 (respectively CHF 114,353 in 2021 and CHF 220,559 in 2020) as part of staff costs.

Employment benefit obligations

The amounts recognized in the balance sheet are determined as follows:

	December 31,	December 31,
	2022	2021
Defined benefit obligation	(7,682,529)	(9,276,675)
Fair value of plan assets	7,867,835	7,995,150
Effect of asset ceiling	(185,306)	—
Funded status surplus/ (shortfall)	—	(1,281,525)

As of December 31, 2022, the funded status had a surplus of CHF 0.2 million that has not been recorded as an asset in accordance with the asset ceiling rules and minimum funding requirements whilst they were in a shortfall situation of CHF 1.3 million as of December 2021. The decrease of the present value of the defined benefit obligation is primarily due to the increase of the discount rate to 2.30% as of December 31, 2022 compared to 0.35% as of December 31, 2021.

The amounts recognized in the statement of comprehensive loss are as follows:

	2022	2021	2020
Current service cost	(306,491)	(325,144)	(315,727)
Past service cost	36,459	219,104	102,764
Interest cost	(98,639)	(23,742)	(21,799)
Interest income	88,751	15,429	14,203
Company pension amount (note 17)	(279,920)	(114,353)	(220,559)

The conversion rates have changed in April 2022, January 2021 and January 2020 which has led to a positive past service cost during the years ended December 31, 2022, 2021 and 2020.

The movements in the defined benefit obligations during the year are as follows:

	2022	2021
Defined benefit obligation at beginning of year	(9,276,675)	(9,406,967)
Current service cost	(306,491)	(325,144)
Past service cost	36,459	219,104
Interest cost	(98,639)	(23,742)
Employee contributions	(244,097)	(222,772)
Actuarial gain arising from changes in financial assumptions	1,923,273	295,480
Actuarial gain arising from changes in demographic assumptions	51,085	186,583
Actuarial gain/ (loss) on experience adjustment	6,850	(115,175)
Benefits paid	225,706	115,958
Defined benefit obligations at end of year	(7,682,529)	(9,276,675)

The movements in the fair value of plan assets during the year are as follows:

	2022	2021
Fair value of plan assets at beginning of year	7,995,150	7,714,430
Interest income	88,751	15,429
Employee contributions	244,097	222,772
Employer contributions	291,313	264,817
Plan assets loss	(525,770)	(106,340)
Benefits paid	(225,706)	(115,958)
Fair value of plan assets at end of year	7,867,835	7,995,150

As of the date of the preparation of these consolidated financial statements, the 2022 annual report of the pension fund has not yet been issued, and therefore the detailed structures and assets held at December 31, 2022, are not currently available for presentation. However, the detailed assets held at December 31, 2021, which were reported to the Group on May 3, 2022 by its plan administrator, are as follows:

December 31,
2021
Cash	1.79%
Bonds	52.36%
Equity instruments	11.16%
Real estate	22.75%
Mortgages	10.22%
Others	1.72%
Total	100.00%

The principal actuarial assumptions used were as follows:

	December 31, 2022	December 31, 2021
Discount rate	2.30%	0.35%
Mortality tables	BVG2020 GT	BVG2020 GT
Salary growth rate	1.20%	1.00%
Pension growth rate	0.00%	0.00%

The following sensitivity analysis shows the impact of increasing or decreasing certain assumptions on the defined benefit obligation of the Swiss pension plan:

●	0.25% increase or decrease in the discount rate would lead to a decrease of 3.09% (2021: 3.93)% or an increase of 3.48% (2021: 4.52)% in the defined benefit obligation.
●	0.25% increase or decrease in the interest rate on retirement savings capital would lead to an increase of 1.06% (2021: 0.58)% or a decrease of 1.03% (2021: 0.52)% in the defined benefit obligation.
●	0.25% increase or decrease in salaries would lead to an increase of 0.09% (2021: 0.01)% or a decrease of 0.09%(2021: no decrease) in the defined benefit obligation; and
●	+/-1 year in the life expectancy would lead to an increase of 1.02% (2021: 1.63)% or a decrease of 1.07% (2021: 1.69)% in the defined benefit obligation.

The discount rate and life expectancy were identified as significant actuarial assumptions for the Swiss pension plan.

The above sensitivity analyses are based on a change in an assumption while holding all other assumptions constant. In practice, this is unlikely to occur, and changes in some of the assumptions may be correlated. When calculating the sensitivity of the defined benefit obligations to significant actuarial assumptions the same method (present value of the defined benefit obligation calculated with the projected unit credit method at the end of the reporting period) has been applied as that used in calculating the pension liability recorded on consolidated balance sheets.

The methods and types of assumptions used in preparing the sensitivity analysis did not change compared to the prior period.

The estimated employer contributions to pension plans for the financial year 2023 amount to CHF 288,000. The following table shows the funding of the defined benefit pensions and the components of the costs recognized in other comprehensive income:

	2022	2021
Present value of defined benefit obligation	(7,682,529)	(9,276,675)
Fair value of plan assets	7,867,835	7,995,150
Effect of asset ceiling	(185,306)	—
Surplus / (Deficit) in the plan	—	(1,281,525)
Actuarial gain on defined benefit obligation	1,981,208	366,888
Actuarial loss on plan assets	(525,770)	(106,340)
Change in the effect of the asset ceiling	(185,306)	—
Total	1,270,132	260,548

The following table shows the estimated benefit payments for the next ten years where the number of employees remains constant:

2023	374,000
2024	748,000
2025	501,000
2026	357,000
2027	358,000
2028-2032	2,238,000